Exhibit 99.1

Kraft Foods Group

CAGNY Monthly Lunch Program

June 20, 2013

Chris Jakubik, CFA

Vice President
Investor Relations

Kraft Foods Group, Inc.
Forward-Looking Statements
This presentation contains a number of forward-looking statements. The words “expect,” “will,” “make,”
“execute,” “implementing,” “growing,” “driving” and similar expressions are intended to identify the forward-
looking statements. Examples of forward-looking statements include, but are not limited to, statements regarding Kraft’s growth, commodities, execution of its plans, employees, Integrated Business Planning, cash, marketing, innovation, overhead expenses and costs. These forward-looking statements are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are beyond
Kraft’s control. Important factors that could cause actual results to differ materially from those in the forward-
looking statements include, but are not limited to, increased competition; continued consumer weakness; weakness in economic conditions; Kraft’s ability to differentiate its products from retailer and economy brands; Kraft’s ability to maintain its reputation and brand image; continued volatility and increases in commodity and other input costs; pricing actions; increased costs of sales; regulatory or legal changes, restrictions or actions; unanticipated expenses and business disruptions; product recalls and product liability claims; unexpected safety or manufacturing issues; Kraft’s inability to protect its intellectual property rights;
tax law changes; and Kraft’s ability to achieve the benefits it expects to achieve from the spin-off and to do so in a timely and cost-effective manner. For additional information on these and other factors that could affect
Kraft’s forward-looking statements, see Kraft’s risk factors, as they may be amended from time to time, set forth in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 29, 2012. Kraft disclaims and does not undertake any obligation to update or revise any forward-looking statement in this presentation, except as required by applicable law or regulation.

Kraft Foods Group
2012 Net Revenue

Cheese
21%
Int'l &
Foodservice
21%
Grocery
25%
Beverages
15%
Refrigerated
Meals
18%

Kraft Foods Group
2012 Operating Income

Cheese
20%
Int'l &
Foodservice
16%
Grocery
43%
Beverages
9%
Refrigerated
Meals
12%

4 Kraft Foods Group, Inc. Cheese & Dairy is Critical to Kraft’s Success Memo: Operating Income mix is total of BU’s, excluding corporate items

Kraft Foods Group, Inc.
George Zoghbi
•
Managing Kraft’s Cheese & Dairy
business since January 2010
•
Assumed responsibilities for Kraft’s
export business in January 2013
•
Joined Kraft in 2007 as VP and Area
Director, Australia/New Zealand
•
Spent 10 years prior to Kraft with
Fonterra Co-operative Group Limited,
the world’s largest dairy co-operative
Executive Vice President and President
Cheese & Dairy and Exports

George Zoghbi

Executive Vice President and President
Cheese & Dairy and Exports

Number of people living on Earth:

7 billion

KRAFT
Singles
AMERICAN
PASTEURIZED PREPARED CHEESE PRODUCT

Number of Kraft Singles sold in the course of a year:

8 billion

Number of stars in the Large Magellanic Cloud:

10 billion

7 Kraft Foods Group, Inc. Facts You Should Know

Value of the oil carried by a fully laden T1-class supertanker:

$310 million

HAVE A HAPPY

Value of a typical month's shipments of Kraft Cheese & Dairy products:

$320 million

Value of the silver carried by the Spanish Treasure Fleet of 1715:

$330 million

Kraft

8 Kraft Foods Group, Inc. Facts You Should Know

Kraft Foods Group, Inc.
Kraft Cheese & Dairy Is a Strong,
Diversified Portfolio
•
Brands have 96% household
penetration in the U.S.
•
Kraft buys ~$2.8 billion or ~7% of
U.S. dairy output every year
– Kraft “employs” 1 out of every 14 U.S.
dairy cows
•
Significant growth opportunity
– 28% share of total U.S. cheese market
– But no store carries more than 25% of
Kraft Cheese & Dairy SKUs
Revenue Split
Natural
Cream
Cheese
Slices
Velveeta
Other

Kraft

PHILADELPHIA

Velveeta

KRAFT
Singles
American
NEW!
KRAFT
THREE CHEESE
extra sharp cheddar

PHILADELPHIA
REGULAR
PHILADELPHIA
ORIGINAL

Velveeta
Velveeta
Shreds
Original
Velveeta
Slices
Original

POLLY-O

Breakstone's

Cracker Barrel

ATHENOS

Kraft

10 Kraft Foods Group, Inc. We Have the Best Brands in Our Industry

Kraft Foods Group, Inc.
Our Position in the $17bn U.S. Cheese Market
is Unrivaled
Market
Position
Kraft Dollar
Share
RMS vs
Nearest
Branded
Competitor
Retailer
Brand
Dollar Share
Slices
1
#1 55% 6x 30%
Loaf #1 90% 111x 9%
Cream Cheese #1 63% 46x 32%
Natural Cheese #1 18% 3x 45%
Grated #1 41% 10x 39%
Feta #1
49% 3x
16%
Snacking #1
17% 1x
21%
Cultured #2
19% 0.8x
33%
1
Excludes natural slices
Source: U.S. Nielsen Consumption, xAOC Data, YTD Through 5/25/2013

Kraft Foods Group, Inc.
We Compete in a Very Dynamic Dairy Industry
•
Strict regulation established by Agricultural Marketing
Agreement Act of 1937 and Farm Acts of 1996, 2008
–
Import barriers and limited export subsidies
–
Federal & State marketing orders for raw milk pricing
–
Government purchases to support the farm price of milk
•
Complex and delayed dairy raw material pricing
–
Classified pricing system, revenue pooling, etc.
•
High raw material costs as percentage of COGS
•
Commodity prices trending above historical averages
•
Illiquid risk management market

Kraft Foods Group, Inc.
Cheese & Dairy Results Unpredictable Over Time
Year Commodity Prices
Kraft C&D
Net Revenue
Kraft C&D
Operating
Income
2002 Lower
2003 Higher
2004 Higher
2005 Lower
2006 Lower
2007 Higher
2008 Higher
2009 Lower
Memo: Excludes restructuring, divestitures and 53 week
rd

Kraft Foods Group, Inc.
We’re Breaking the Trend vs Commodity Prices
•
Managed through ~30% increase in commodity markets
–
Represented ~$500 million cost headwind
•
Invested back into business,  A&C increased ~65% from 2009
Year Commodity Prices
Kraft C&D
Net Revenue
Kraft C&D
Operating
Income
2010
Higher
2011
Higher
2012
Lower
2013 Q1
Higher
Memo: Excludes restructuring, divestitures and 53 week
rd

15 Kraft Foods Group, Inc. Executing Our Plan

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

Kraft Foods Group, Inc.
Executing Our Plan
•
Organized for growth and efficiency
–
Empowered / accountable business teams
–
Formed Integrated Supply Chain (ISC)
–
Transformed Finance into a lean & efficient organization
•
Actively recruiting top talent
–
Over 60 new leaders joined the BU since 2012
•
Bolstered training programs
–
2,700 hours of training in 2012

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

Kraft Foods Group, Inc.
Executing Our Plan
•
Rolled out Integrated Business Planning
–
Pilot business unit for total Kraft Foods rollout
–
Organization focused on ONE number since 2012
–
Growing operating income
–
Reducing inventory levels
•
Innovating  through technology
–
Milk to cheese
–
Singles with no artificial flavors
Keys
to Success
Product
Management
Demand
Management
Supply
Management
© Oliver Wight
•
Implementing “Cash is King” Initiatives

Make Our People Our Competitive Edge
Execute with Excellence
Turbocharge Our Iconic Brands
Redefine Efficiency

We always use fresh, local milk, blended with real wholesome cream. All going from farm to our fridge in just 6 days. That's how Philadelphia sets the standard.
FRESH MILK REAL CREAM

Kraft
make something amazing

Velveeta
Slices
Original

New! KRAFT Fresh Take
CHILI LIME & PANKO RECIPE
New! KRAFT Fresh Take
SOUTHWEST THREE CHEESE RECIPE
New! KRAFT Fresh Take
CHEDDAR JACK & BACON RECIPE

Kraft Foods Group, Inc.
Executing Our Plan
•
Growing behind the “Winning Through Brands” strategy
•
Increasing share of voice behind world-class marketing
•
Enhanced innovation through new products and renovations
Source: Kraft Foods Group, Nielsen Homescan Panel, 2009 & 2012
Selected Awards
Selected Awards
2012 – Media Idea, Gold: Approved
by Yiayia
2011 – Media Idea, Gold:  Real Women
of Philadelphia
Worldwide Effie Awards

Make Our People Our Competitive Edge

Execute with Excellence

Turbocharge Our Iconic Brands

Redefine Efficiency

6σ
CONTROL
DEFINE
MEASURE
ANALYZE
IMPROVE

Kraft Foods Group, Inc.
Executing Our Plan
•
Reduced overhead expenses by 2pp of Net Revenue
since 2010
•
Streamlining the portfolio
–
Reduced net SKUs by more than 20% over past 15 months
•
Driving to lowest cost producer status
–
“Supply Chain of the Future” investments
–
Lean Six Sigma initiatives
•
Modernizing assets

Help Make Kraft THE North American Food & Beverage Company

Profitable Top-Line Growth + Consistent Bottom-Line Growth + Superior Dividend Payout

THE Best Investment in the Industry

Kraft

20 Kraft Foods Group, Inc. Supporting the Kraft Foods Group Mission